CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with this Quarterly Report of Independent Film Development Corporation (the “Company”) on Form 10-Q/A for the period ending December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), We, Jeff Ritchie and George Ivakhnik, the Chief Executive Officer and Chief Financial Officer (Principal Accounting Officer) and Directors of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.   Such Quarterly Report on Form 10-Q/A for the period ending December 31, 2007, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in such Quarterly Report on Form 10-Q/A for the period ending December 31, 2007, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:

June 30, 2008

/s/ Jeff Ritchie

    Jeff Ritchie

    Chief Executive Officer and Director

Date: June 30, 2008

/s/ George Ivakhnik

     George Ivakhnik

     Chief Financial Officer and Director